Exhibit 32

CERTIFICATION OF OFFICERS

OF ABLEAUCTIONS.COM, INC.

PURSUANT TO 18 USC § 1350

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) the undersigned officer of International Gold Resources, Inc. (the “Company”) does hereby certify, to such officer’s knowledge, that:

The quarterly report on Form 10-QSB/A for the quarter ended January 31, 2007 of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-QSB/A fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  March 19, 2007

/s/ Roland Vetter

__________________________________

Roland Vetter, Chief Executive Officer and

Chief Financial Officer